Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	American Securities Partners V, L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Xerium Technologies, Inc. [XRM]

Date of Earliest Transaction Required to be Reported:
(Month/Day/Year):	9/25/2017

Designated Filer:     AS Investors, LLC

Joint Filer Information

Name of Joint Filer:	American Securities Partners V(B), L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Xerium Technologies, Inc. [XRM]

Date of Earliest Transaction Required to be Reported:
(Month/Day/Year):	9/25/2017

Designated Filer:     AS Investors, LLC

Joint Filer Information

Name of Joint Filer:	American Securities Partners V(C), L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Xerium Technologies, Inc. [XRM]

Date of Earliest Transaction Required to be Reported:
(Month/Day/Year):	9/25/2017

Designated Filer:     AS Investors, LLC

Joint Filer Information

Name of Joint Filer:	American Securities Associates V, LLC

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Xerium Technologies, Inc. [XRM]

Date of Earliest Transaction Required to be Reported:
(Month/Day/Year):	9/25/2017

Designated Filer:     AS Investors, LLC

Joint Filer Information

Name of Joint Filer:	American Securities LLC

Address of Joint Filer:	299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Xerium Technologies, Inc. [XRM]

Date of Earliest Transaction Required to be Reported:
(Month/Day/Year):	9/25/2017

Designated Filer:     AS Investors, LLC